                                                                    EXHIBIT 10.8


                                                                    CONFIDENTIAL

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 FORM OF WARRANT


THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                                                       ________________ __, 2000

                                     WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK OF
                            C-CUBE SEMICONDUCTOR INC.

        This certifies that, for the consideration received pursuant to that certain Securities Purchase Agreement, dated as of ________ __, 2000 (the "Purchase Agreement"), by and between C-Cube Semiconductor Inc., a Delaware corporation (the "Company"), and Thomson Multimedia S.A., a French societe anonyme ("Holder"), and for other value received, Holder is entitled, upon the terms and subject to the conditions hereinafter set forth, and at or prior to 11:59 p.m., Pacific Standard Time, on _________ ___, 2007 (the "Expiration Time"), but not thereafter, to acquire from the Company, in whole or in part, the number of shares of common stock of the Company (the "Stock") set forth in
Section 1 hereto, at a purchase price per share as set forth in Section 1 hereto (the "Exercise Price"). Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments, unless otherwise indicated.

        1. NUMBER OF SHARES; EXERCISE PRICE; EXERCISE OF WARRANT AND PAYMENT OF EXERCISE PRICE

                (a) Number of Shares. The aggregate number of shares of Stock under the Warrant (the "Warrant Number"), subject to adjustment as provided in
Section 8 herein, shall be equal to 949,494.



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                (b) Exercise Price. The exercise price per share of Stock under this Warrant, subject to adjustment as provided in Section 8 herein (the "Exercise Price"), shall be equal to $19.78.

                (c) Exercise of Warrant. This Warrant shall be fully vested upon issuance, and shall become exercisable with respect to the shares on the date which is one (1) week prior to the Expiration Time. Notwithstanding the foregoing, this Warrant shall be exercisable in part, prior to _________ __, 2007, to the extent, and upon the satisfaction of, the conditions (each, a "Milestone"), described below:

                      (i) Definitions.

                              A. "Design Win" shall mean Holder's completion of
                                 one board design which incorporates the
                                 Company's silicon, and issuance of a purchase order by Holder for a minimum of 100 units under the Company's "C-Cube" product name (collectively, the "Products").

                              B. "Revenue" shall mean the cumulative revenue
                                 generated since the date of this Warrant, to the Company from the Company's sales of Products to the Holder, net of returns and sales taxes. (ii) Milestones in 2000. The Warrant shall become exercisable at a rate of [*] of the Warrant Number, up to an aggregate of [*] of the Warrant Number, for each Design Win on or before February 10, 2001. The date of completion of each Design Win shall trigger the exercisability of the related portion of the Warrant. (iii) Milestones in Subsequent Years. In addition to the portion of the Warrant exercisable pursuant to subsection (ii) above, the Warrant shall become exercisable at the following rates (with such rate being reduced by any portion of the Warrant already exercisable pursuant to either subsection (ii) or (iii) during prior year(s)), upon the Company's cumulative generation of Revenue, as follows:


 Portion of Warrant                          Calendar Year
Number That Becomes                          -------------
    Exercisable            2001     2002     2003     2004     2005     2006
                           ----     ----     ----     ----     ----     ----
        [*]                 [*]      [*]      [*]      [*]      [*]      [*]

        [*]                 [*]      [*]      [*]      [*]      [*]      [*]

        [*]                          [*]      [*]      [*]      [*]      [*]

        [*]                                   [*]      [*]      [*]      [*]


1  Revenue figures shown in millions in chart.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



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In connection with this Section 1(c)(iii), the Company shall deliver to Holder within 45 days subsequent to each calendar quarter, a report containing the Revenue generated in such quarter. In the event that Revenue reported by the Company is above 90% of a given applicable Milestone set forth above, then Company shall deliver to Holder within 45 days subsequent to each calendar month, a report containing the Revenue generated in such month, until such Revenue target has been met or has passed. In the event that Holder disputes the Revenue reported by the Company, then such dispute shall be settled by binding arbitration in San Francisco County, California, under the rules of the American Arbitration Association ("AAA") then in effect by a single arbitrator mutually agreeable to Company and Holder. In the event that within 30 days after the submission of any dispute to arbitration, Holder and Company cannot mutually agree on a single arbitrator, then AAA shall select the arbitrator.

        Subject to the above restrictions, the purchase rights represented by this Warrant are exercisable by Holder at or prior to the Expiration Time by the surrender of this Warrant and the notice of exercise form attached hereto as Exhibit A (the "Notice of Exercise") duly executed, completed and delivered to the principal offices of the Company, 1778 McCarthy Boulevard, Milpitas, CA 95035, Attn: Chief Financial Officer, with a copy to Wilson Sonsini Goodrich & Rosati, Professional Corporation, Spear Street Tower, One Market, San Francisco, California 94105, Attn: Steve L. Camahort, Esq. (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company). The date appearing on the Notice of Exercise shall be the "Exercise Date." Promptly upon receipt of the Notice of Exercise by the Company and the payment of the purchase price in accordance with the terms set forth below, and, if exercised prior to ______ __, 2007, subject to the satisfaction of the Milestones set forth herein, but in no event later than fifteen (15) business days thereafter, the Company shall issue to Holder a certificate for the number of shares of stock purchased, shall execute the acknowledgment of exercise in the form attached hereto as Exhibit B (the "Acknowledgment of Exercise") and issue to the Holder a new Warrant in substantially identical form and dated as of the Exercise Date for the purchase of that number of shares of Stock equal to the difference, if any, between the number of shares of Stock subject hereto and the number of shares of Stock as to which this Warrant is so exercised.

                (d) Payment of Exercise Price. The Exercise Price may be paid at Holder's election either by wire transfer of immediately available funds or cashier's check.

        2. ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

        The Company hereby represents and warrants that all shares of Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant). The Company agrees that the shares so issued shall be and shall for all purposes be deemed to have been issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the Fair Market Value of one share of Stock shall be paid in cash or check to the holder of this Warrant. "Fair Market Value" shall mean with



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respect to each share of Stock, the average of the closing bid and ask prices, as quoted on the NASDAQ or similar applicable system, of the Stock on the Exercise Date.

        3. CHARGES, TAXES AND EXPENSES

        Holder shall be responsible for payment of any charges related to issuance of certificates for shares of Stock upon the exercise of this Warrant for any issue or transfer tax and such certificates shall be issued in the name of the holder of this Warrant.

        4. NO RIGHTS AS SHAREHOLDERS

        This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

        5. TRANSFERABILITY

        This Warrant and all rights hereunder are not transferable by the Holder hereof, except to a wholly owned subsidiary or direct or indirect corporate parent of Holder, without the prior written consent of the Company.

        6. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

        On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company will execute and deliver to the holder, in lieu thereof, a new warrant in substantially identical form, dated as of such cancellation and reissuance.

        7. SATURDAYS, SUNDAYS AND HOLIDAYS

        If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day.

        8. ADJUSTMENT TO NUMBER AND TYPE OF SECURITIES, EXERCISE PRICE

        The type and number of securities of the Company issuable upon exercise of this Warrant and the Exercise Price are subject to adjustment as set forth below:

        (a) Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Automatic Conversion, etc. The number and type of securities and/or other property issuable upon exercise of this Warrant shall be appropriately and proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization, automatic conversion, redemption or other similar event affecting the number or character of outstanding shares of Stock, so that the number and type of securities and/or other property issuable upon exercise of this Warrant shall be equal to that which would have been issuable with respect to the number of shares of Stock subject hereto at the time of such event, had such shares of Stock then been outstanding.



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        (b) Adjustment for Reorganization, Consolidation, Merger, etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any transaction in which in excess of 50% of the Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization, shall receive, in lieu of the Stock issuable on such exercise prior to the date of such Reorganization, the stock and other securities and property (including cash) to which such holder would have been entitled upon the date of such Reorganization if such holder had exercised this Warrant immediately prior thereto. The provisions of this Section 8(b) shall apply to successive Reorganizations.

        (c) Certificate as to Adjustments. In case of any adjustment in the Exercise Price or number and type of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by an officer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which adjustment is based.

        9. NOTICES OF RECORD DATE, ETC.

        In the event of:

        (a) any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

        (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person,

        (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

        (d) any proposed issue or grant by the Company to all holders of Common Stock of any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, then and in each such event the Company will mail to the Holder hereof a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or rights or warrants with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the



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proposed date, concerning any other such event. Such notice shall be delivered to the holder hereof at least ten (10) days prior to the date therein specified.

        10. NOTICES

        All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by a recognized commercial overnight delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to Holder or Company at the following addresses (or at such other address for a party as shall be specified by like notice):


                     (i)   if to Holder, to:  Thomson Multimedia S.A.
                                              46 Quai A. Le Gallo
                                              92100 Boulogne
                                              France
                                              Attention: Chief Executive Officer
                                              Facsimile No.: 331-4126-6400

                             with a copy to:  Morrison & Foerster LLP
                                              425 Market Street
                                              San Francisco, CA  94105-2482
                                              Attention:  Robert Townsend, Esq.
                                              Facsimile No.: (415) 268-7522

                     (ii) if to Company, to:  C-Cube Semiconductor Inc.
                                              1778 McCarthy Boulevard
                                              Milpitas, CA 95035
                                              Attention: Chief Executive Officer
                                              Facsimile No.: (408) 490-8402

                             with a copy to:  Wilson Sonsini Goodrich & Rosati
                                              Professional Corporation
                                              Spear Street Tower
                                              One Market
                                              San Francisco, CA 94105
                                              Attention: Steve L. Camahort, Esq.
                                              Facsimile No.: (415) 947-2099

        11. COOPERATION

        The Company will not, by amendment of its bylaws or certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out



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of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

        12. WAIVER AND AMENDMENT

        Any provision of this Warrant may be amended, waived or modified only upon the written consent of the Company and the Holder.















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        13. GOVERNING LAW

        This Warrant shall be governed by and construed in accordance with the laws of California applicable to contracts made and to be performed wholly within California.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  __________ ___, 2000            C-CUBE SEMICONDUCTOR INC.
                                        a Delaware corporation


                                        By: ___________________________________
                                            Name:
                                            Title:

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:  C-Cube Semiconductor Inc.

        (1) The undersigned hereby elects to purchase __________ shares of the common stock of C-Cube Semiconductor Inc. issuable pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price in full for such shares.

        (2) Please issue a certificate or certificates representing the shares issuable pursuant to the attached Warrant in the name of the undersigned.

        (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws.


                                        Thomson Multimedia S.A.
                                        a French societe anonyme


Date: _______________________           By: ___________________________________
                                            Name:
                                            Title:

                                    EXHIBIT B

                           ACKNOWLEDGMENT OF EXERCISE

        The undersigned, C-Cube Semiconductor Inc., hereby acknowledges receipt of the "Notice of Exercise" from Thomson Multimedia S.A., to purchase ___________ shares of the Common Stock of C-Cube Semiconductor Inc., pursuant to the terms of the Warrant and the method of payment indicated on the Notice of Exercise received from ________________________________ on __________ ___, 20__.


                                        C-CUBE SEMICONDUCTOR INC.
                                        a Delaware corporation


Date: _______________________           By: ___________________________________
                                            Name:
                                            Title: